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                                                                    EXHIBIT 99.2

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

      I, Jack B. Lay, the chief financial officer of Reinsurance Group of America, Incorporated (the "Company"), certify that (i) the Company's Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Company's Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2002


                                   /s/ Jack B. Lay
                                   ----------------------------
                                   Jack B. Lay
                                   Executive Vice President and
                                   Chief Financial Officer